UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 31, 2008
Date of report (Date of earliest event reported)
XATA Corporation
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-27166	41-1641815

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

965 Prairie Center Drive Eden Prairie, MN		55435

(Address of principal executive offices)		(Zip Code)
Telephone Number: (952) 707-5600
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Consent of Grant Thornton LLP
Consent of Ernst & Young LLP
Audited Consolidated Financial Statements
Report of Grant Thornton LLP
Report of Ernst and Young, LLP
Unaudited Pro Forma Combined Condensed Balance Sheets

This Amendment No. 1 to the Current Report on Form 8-K of XATA Corporation (the “Company”), dated January 31, 2008, is filed for the purpose of providing financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The following financial statements are filed herewith:
•	Audited consolidated financial statements of GeoLogic Solutions, Inc. as of, and for the years ended, December 31, 2007 and 2006.

•	Report of Grant Thornton LLP, Independent Certified Public Accountants.

•	Report of Ernst and Young LLP, Independent Auditors.
(b) Pro Forma Financial Information.
     The following pro forma financial information is filed herewith:
•	Unaudited Pro Forma Combined Condensed Statements of Operations of XATA Corporation and GeoLogic Solutions, Inc. for the Year Ended September 30, 2007 and the Three Month Period Ended December 31, 2007.

•	Unaudited Pro Forma Combined Condensed Balance Sheet of XATA Corporation and GeoLogic Solutions, Inc. as of December 31, 2007.

•	Notes to Unaudited Pro Forma Combined Condensed Financial Information of XATA Corporation and GeoLogic Solutions, Inc.
(c) Exhibits.
23.1	Consent of Grant Thornton LLP.

23.2	Consent of Ernst & Young LLP.

99.2	Audited consolidated financial statements of GeoLogic Solutions, Inc. as of, and for the years ended, December 31, 2007 and 2006.

99.3	Report of Grant Thornton LLP, Independent Certified Public Accountants.

99.4	Report of Ernst and Young LLP, Independent Auditors.

99.5	Unaudited Pro Forma Combined Condensed Balance Sheets of the Company as of December 31, 2007. Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2007 and the three month period ended December 31, 2007. Notes to Unaudited Pro Forma Combined Condensed Financial Information of XATA Corporation and GeoLogic Solutions, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2008	XATA CORPORATION

	By	/s/ Mark E. Ties

Mark E. Ties
Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description	Method of Filing

23.1	Consent of Grant Thornton LLP.	Electronic Transmission

23.2	Consent of Ernst & Young LLP.	Electronic Transmission

99.2	Audited consolidated financial statements of GeoLogic Solutions, Inc. as of, and for the years ended, December 31, 2007 and 2006.	Electronic Transmission

99.3	Report of Grant Thornton LLP, Independent Certified Public Accountants.	Electronic Transmission

99.4	Report of Ernst and Young LLP, Independent Auditors.	Electronic Transmission

99.5	Unaudited Pro Forma Combined Condensed Balance Sheets of the Company as of December 31, 2007. Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2007 and the three month period ended December 31, 2007. Notes to Unaudited Pro Forma Combined Condensed Financial Information of XATA Corporation and GeoLogic Solutions, Inc.	Electronic Transmission